Exhibit 32.1
                        HOLMES HERBS, INC.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officer of Holmes Herbs, Inc. (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(a) the quarterly report on Form 10-QSB of the Company for the quarter ended March 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /s/ John F. Metcalfe
Date:   June 19, 2006               ___________________________________
                                    John F. Metcalfe
                                    Chief Financial Officer
                                    Principal Executive Officer